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                                                               EXHIBIT 99.B11


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the inclusion in this amended registration statement on Form N-1A of our report dated July 12, 1996, on our audit of the financial statements of Dominion Insight Growth Fund. We also consent to the reference to our firm in the prospectus.



                              KINDER & WYMAN, P.C.




Irving, Texas
November 18, 1996